____________________________________________________________________________


                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                              _________________

                                  FORM 8-K
                              _________________


                              	CURRENT REPORT
                     	Pursuant to Section 13 or 15(d) of
                    	The Securities Exchange Act of 1934


            Date of Earliest Event Reported: December 31, 1997


                   TAURUS ENTERTAINMENT COMPANIES, INC.
         (Exact name of registrant as specified in its charter)
                    formerly, Taurus Petroleum, Inc.


        Colorado	              		        0-8835			              	84-0736215
(State or other jurisdiction		    (Commission File Number)		  (IRS Employer
of incorporation or organization)	                        	Identification No.)

                          2016 Main Street, Suite 109
                              Houston, Texas 77002
         (Address of principal executive offices, including zip code)

                                (713) 650-0161
             (Registrant's telephone number, including area code)



____________________________________________________________________________

Item 2. 	Acquisition or Disposition of Assets

On December 31, 1997, Taurus Entertainment Companies, Inc. (the
"Company"), entered into an Asset Purchase Agreement (the "Enigma Agreement") with The Enigma Group, Inc. ("Enigma") which provided for the acquisition by the Company of substantially all of the assets of Enigma (the "Enigma Assets"). The Enigma Assets consisted of: (i) certain real estate commonly known as 410 N. Sam Houston Parkway E. Houston, Texas 77060 (the "Enigma Location"); (ii) furniture, fixtures, equipment, goods, and other personal property of Enigma as such existed on December 31, 1997, located at the Enigma Location (the "Personal Property"); (iii) Enigma's lease interest as lessor for the Enigma Location; and (iv) all right, title and interest in and to any and all trademarks, trade names, trade dress, service marks, slogans, logos, corporate or partnership names (and any existing or possible combination or derivation of any or all of the same) and general intangibles.

Pursuant to the terms of the Enigma Agreement, as consideration for the Enigma Assets, the Company paid to Enigma 350,000 shares of common stock of the Company valued at $1.00 per share. The Enigma Agreement was the result of negotiations between the Company and Enigma and was based on numerous factors including the Company's estimate of the value of the Enigma Location and the Personal Property. Eric Langan and Stephen E. Fischer, directors of the Company, controlled Enigma.

The lessee of the Enigma Location is Atcomm Services, Inc. ("Atcomm"), which operates an adult entertainment business. The Company, through its wholly owned subsidiary Broadstreets Cabaret, Inc. ("Broadstreets"), entered into an Asset Purchase Agreement with Atcomm which provided for the acquisition by the Company of substantially all of the assets of Atcomm (the "Atcomm Agreement"). The assets acquired by Broadstreets consisted of: (i) all right, title, interest and claim to the permit to operate a sexually oriented business at the Enigma Location; (ii) all inventory located at the Enigma Location; (iii) Atcomm's lease interest as lessee for the Enigma Location; and (iv) all right, title and interest in and to any and all trademarks, trade names, trade dress, service marks, slogans, logos, corporate or partnership names (and any existing or possible combination or derivation of any or all of the same) and general intangibles. The Company intends to continue to operate the adult nightclub at this location.

Pursuant to the terms of the Asset Purchase Agreement with Atcomm, Broadstreets agreed to pay, as consideration, $225,000 to Atcomm, payable pursuant to the terms of a four year unsecured promissory note of Broadstreets, payable monthly, in arrears and bearing interest at the rate of six percent (6%) per annum. The Atcomm Agreement was the result of negotiations between the Company and Atcomm and was based on numerous factors including the Company's estimate of the value of the sexually oriented business permit owned by Atcomm, current revenues of Atcomm and the leasehold rights held by Atcomm. Atcomm is owned by the son of Stephen E. Fischer, a director of the Company. Mr. Fischer abstained on voting on this transaction.

On December 31, 1997, the Company entered into an Exchange Agreement with the members of Citation Land, L.L.C. (the "Citation Agreement") which provided for the acquisition by the Company of all of the outstanding membership interests in Citation Land, L.L.C. ("Citation"). Citation owns certain real estate in Houston, Texas at which another company, XTC Cabaret, Inc. ("XTC") operates an adult entertainment business (the "XTC Location"). As discussed below, the Company has acquired all of the stock of XTC and intends to continue operating an adult entertainment business at the XTC Location. Citation also owns approximately 350 acres of ranch land in Brazoria County, Texas, 50 acres of raw land in Wise County, Texas, and owns options to purchase real estate in Austin, Texas and San Antonio, Texas, at which the Company contemplates operating adult entertainment businesses. Mr. Langan received 1,153,137 shares as a result of this transaction.

Pursuant to the terms of the Citation Agreement, the Company paid to the Citation Stockholders an aggregate of 2,500,000 shares of common stock of the Company which the Company valued at $1.00 per share. The Citation Agreement was the result of negotiations between the Company and the members of Citation and was based on numerous factors including the Company's estimate of the value of the assets of Citation which the Company estimated, based upon the existing lease, the estimated value of the real estate and the options, to be approximately $2,500,000. Eric Langan, Chairman of the Board of the Company controlled Citation. Mr. Langan abstained on voting on this transaction.

On December 31, 1997, the Company entered into a Stock Exchange Agreement with the stockholders of XTC Cabaret, Inc. (the "XTC Agreement") which provided for the acquisition by the Company of all of the outstanding stock of XTC Cabaret, Inc. ("XTC"). XTC operates three adult entertainment businesses, two in Houston and one in Austin. Citation is the landlord of one of XTC's adult nightclubs in Houston, Texas and has an option to purchase the real estate in Austin. The Company intends to continue operating XTC as an adult entertainment business.

Pursuant to the terms of the XTC Agreement, the Company paid the XTC Stockholders an aggregate of 525,000 shares of common stock of the Company valued at $1.00 per share. The XTC Agreement was the result of negotiations between the Company and the XTC Stockholders and was based on numerous factors including the Company's estimate of the value of the assets of XTC which the Company estimated, based upon current operations and future revenues from its three existing adult nightclubs to be approximately $525,000. Eric Langan, Chairman of the Board of the Company and Mitchell White, director of the Company, are the sole stockholders of XTC. Messrs. Langan and White abstained on voting on this transaction.

Item 7.	Financial Statements, Pro Forma Financial Information  and Exhibits

(a) and (b) 	Financial Statements and Information

As of the date of the filing of this Current Report on Form 8-K, the financial statements and proforma financial information required by Items 7(a) and 7(b) are not available. Such financial statements will be filed no later than March 16, 1998.

(c)	Exhibits

10.1	Asset Purchase Agreement dated December 31, 1997, between the
Company and The Enigma Group, Inc.

10.2	Asset Purchase Agreement dated December 31, 1997 between
Broadstreets Cabaret, Inc. and Atcomm Services, Inc.

10.3	Stock Exchange Agreement dated December 31, 1997 between the
Company and the Stockholders of XTC Cabaret, Inc.

10.4	Exchange Agreement dated December 31, 1997 between the
Company and the Members of Citation Land, L.L.C.

                               	SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                  TAURUS ENTERTAINMENT COMPANIES, INC.



           Date: January 15, 1998			By:	      /s/ Eric Langan
                                         ____________________________________
                                           Eric Langan, Chairman of the Board

Exhibit 10.1

                         	ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement ("Agreement") is made effective this 31st day of December 1997, by and among TAURUS ENTERTAINMENT COMPANIES, INC. (the "Buyer"), a Colorado Corporation with its principal place of business located at 2016 Main Street, Suite 109, Houston, Texas 77002, and THE ENIGMA GROUP, INC., a Texas corporation, whose address is 410 N. Sam Houston Parkway E., Houston, Texas 77060 (the "Seller").

                           	R E C I T A L S:

     WHEREAS, Seller is the owner of a certain tract of real estate commonly known as 410 N. Sam Houston Parkway E., Houston, Texas 77060 and the improvements, furniture & fixtures, and leases thereon; (collectively, the "Assets"); and

     WHEREAS, Seller desires to sell and transfer all of the Assets to Buyer;
and

     WHEREAS, the Buyer desires to acquire the Assets upon and subject to the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements set forth herein and in reliance upon the representations and warranties contained herein, the parties hereto covenant and agree as follows:

                                  	ARTICLE I
                        	PURCHASE AND SALE OF ASSETS

    1.1	Assets of Seller to be Transferred to Buyer.  On the Closing Date
(as defined in Article V hereof), and subject to the terms and conditions set forth in this Agreement, Seller shall sell, convey, transfer and assign, or cause to be sold, conveyed, transferred and assigned to Buyer, and Buyer shall acquire the Assets of the Seller, as such assets exist on the date hereon and as are listed on Exhibit A , including the following assets ("Purchased Assets"):

      (i)	that certain real estate commonly known as 410 N. Sam Houston
          Parkway E. Houston, Texas 77060 (the "Location"), furniture, fixtures, equipment, goods, and other personal property of the Seller as such exist on the date hereon and as such are located at the Location (the "Personal Property"), including but not limited to the Personal Property reflected on Exhibit A;

     (ii)	the lease interest for the Location;

    (iii)	all right, title and interest in and to any and all trademarks, trade names, trade dress, service marks, slogans, logos, corporate or partnership names (and any existing or possible combination or derivation of any or all of the same) and general intangibles, including, without limitation, the goodwill and intellectual property rights, associated with or used in connection with the Location including all rights, title and interest in and to the business name, trade name and trademark, if any, of Seller.;

     (iv)	all of Seller's copies of books, records, papers, files, memoranda and other documents in Seller's possession relating to or compiled in connection with the operation of the Location which are requested by Buyer (the "Records").

      1.2	Excluded Assets.  For the purposes of this Agreement, the term
"Purchased Assets" shall not include and Seller shall not sell or assign to Buyer, and Buyer shall not purchase or accept assignment from Seller of, any right, title or interest owned by Seller of all cash equivalents, any deposits previously advanced by Seller, investment securities, federal income tax refunds, corporate seals, and books and records relating solely to corporate governance.

     1.3	No Assumption of Liabilities.  Except for the Buyer's assumption of the first mortgage lien on the Location, the Buyer shall have no obligation and shall not assume or agree to pay, perform or discharge, nor shall the
Buyer be directly or indirectly responsible or obligated for, any debts, obligations, contracts or liabilities of the Seller, wherever or however incurred. All personal property and real estate taxes on the Purchased Assets will be paid in full by the Seller for all years prior to the Closing Date and, for the year of Closing, will be pro rated to the Closing Date.
1.4	Purchase Price.  As consideration for the Purchased Assets, Buyer shall pay to Seller the total aggregate amount of 350,000 shares of restricted common stock of Buyer.


                                	ARTICLE II
	                  REPRESENTATIONS, WARRANTIES, AND COVENANTS
	                              OF THE SELLER

     The Seller represents and warrants to Buyer the following;

     2.1	Organization and Capitalization of Seller.  Seller is a
corporation duly organized, validly existing and in good standing under the laws of the State of Texas, with full power and authority and all necessary governmental and regulatory licenses, permits and authorizations to carry on the businesses in which it is engaged, to own the assets that it owns currently and will own at the Closing, and to perform its obligations under this Agreement. The authorized capital stock of the Seller consists of 20,000,000 shares of common stock, $0.01 par value, (the "Common Stock") of which 2,769,000 shares are validly issued and outstanding. All of such issued and outstanding shares of Common Stock of Seller are fully paid and non-assessable.

     2.2	Authorization of Agreement.  Seller has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery by Seller of this Agreement and the performance by Seller of its obligations hereunder (a) have been duly and validly authorized by all requisite corporate action and (b) will not violate its charter or bylaws or any order, writ, injunction, decree, statute, rule or regulations applicable to it or any of its properties or assets, or be in conflict with, result in a breach of or constitute a default under any note, bond, indenture, mortgage, lease, license, franchise agreement or other agreement, instrument or obligation, or result in the creation or imposition of any lien, charge or encumbrance of any kind or nature whatsoever upon any of the properties or assets of Seller. This Agreement and each and every agreement, document, exhibit and instrument to be executed, delivered and performed by the Seller in connection herewith constitute or will, when executed and delivered, constitute the valid and legally binding obligations of the Seller enforceable against Seller except as enforceability may be limited by applicable equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws from time to time in effect affecting the enforcement of creditors' rights generally.

     2.3	Consents.  Except as set forth on Exhibit 2.3, no consent of, approval by, order or authorization of, or registration, declaration or filing by Seller with, any court or any governmental or regulatory agency or authority having jurisdiction over Seller or any of Seller's property or assets or any other person is required on the part of Buyer in connection with the consummation of the transactions contemplated by this Agreement, excluding any registration, declaration or filing the failure to effect which would not have a material adverse effect on the financial condition of Buyer or the operation of its business after the Closing.

     2.4	Title to Purchased Assets.  Except for the first mortgage lien on the Location, the Seller has and will transfer to Buyer at Closing good and marketable title to all of the Purchased Assets which are being sold to Buyer under this Agreement, free and clear of all liens, claims, charges, encumbrances, restrictions or security interests. All of the Purchased Assets which are to be acquired by Buyer are in the possession of Seller and are generally in good operating condition and repair (ordinary wear and tear excepted). Seller is not a party to any contract or obligation whereby there has been granted to anyone an absolute or contingent right to purchase, obtain or acquire any rights in the Purchased Assets or in any of the assets, properties or operations of Seller or used in connection with the business of Seller at the Location.


     2.5	Contracts and Leases.  Except as disclosed in Exhibit 2.5, Seller
(i) has no leases of personal property or real estate relating to the Purchased Assets, whether as lessor or lessee; (ii) has no contractual or other obligations relating to the Purchased Assets, whether written or oral;
and (iii) has not given any power of attorney to any person or organization for any purpose relating to the Purchased Assets. Exhibit 2.5 sets forth a complete list, including any amendment of each lease or contract which are part of the Purchased Assets to be acquired by the Buyer. Seller has furnished Buyer a copy of each contract, lease or other document relating to the Purchased Assets to which they are subject or are a party or a beneficiary, which is to be assumed or acquired by Buyer. To Seller's knowledge, such contracts, leases or other documents are valid and in full force and effect according to their terms and constitutes a legal, valid and binding obligation of the respective parties thereto and is enforceable in accordance with their terms, and Seller has no any knowledge of any default or breach under such contract, lease or other document or of any pending or threatened claims under any such contract, lease or other document. Neither the signing or execution of this Agreement, nor the consummation of all or any of the transactions contemplated under this Agreement, will constitute a breach or default under any such contract, lease or other document.

     2.6	Litigation.  There is no suit, claim, arbitration, investigation, action or proceeding entered against, now pending or, to the Seller's knowledge, threatened against the Purchased Assets before any court, arbitration, administrative or regulatory body or any governmental agency which may result in any judgment, order, award, decree, liability or other determination which will or could reasonably be expected to have any effect upon the Purchased Assets. Seller is not subject to any judicial injunction or mandate or any quasi-judicial or administrative order or restriction directed to or against it or which would affect the Purchased Assets.

     2.7	Taxes.  Seller has accurately filed all federal, state, foreign and local tax returns and reports required to be filed and timely paid all taxes shown on such returns as owed for the periods of such returns, including all withholding or other payroll related taxes shown on such returns. Seller has made adequate provision for the payment of all taxes accruable for all periods ending on or before the Closing Date to any taxing authority and are not delinquent in the payment of any material tax or governmental charge of any nature. No assessments or notices of deficiency or other communications have been received by Seller with respect to any tax return which has not been paid, discharged or fully reserved against and no amendments or applications for refund have been filed or are planned with respect to any such return. There are no agreements between Seller and any taxing authority, including, without limitation, the Internal Revenue Service, waiving or extending any statute of limitations with respect to any tax return.


     2.8	Financial Information. Seller has provided Buyer with all
requested financial information about Seller.

     2.9	Compliance with Laws.  Seller is and at all times prior to the date hereof has been, in compliance with all statutes, orders, rules, and regulations applicable to it or to the ownership of its assets or the operation of its business, except for failures to be in compliance that would not have a material adverse effect on the business, properties, condition (financial or otherwise) or prospects of Seller, and Seller has no basis to expect to receive, and have not received, any order or notice of any such violation or claim of violation of any such statute, order, rule, ordinance or regulation.

     2.10	Intellectual Property.  The Seller is the owner of all right, title and interest in and to all of the Intellectual Property used in connection with the operation of the Location. Such Intellectual Property is free and clear of any material liens, mortgages, judgments, or other encumbrances of any kind, and no rights or licenses of any kind respecting the Intellectual Property have been granted to any third party. There are no outstanding, or, to the best knowledge of the Seller, threatened claims of infringement against Seller respecting the use of any of the Intellectual Property in connection with the operations or business of the Seller.


     2.11	Insurance Policies.  Seller maintains insurance in such amounts, and insures against such losses and risks, as Seller reasonably deems appropriate for its property and business operations and which are consistent with industry practice. All such insurance policies are in full force and effect, and all premiums due thereon have been paid. Valid policies for such insurance will be outstanding and duly in force at all times prior to the Closing. Copies of all policies relating to such insurance carried by the Seller have been delivered or will be made available to Buyer.

     2.12	Labor Matters.  Seller is not a party or otherwise subject to any collective bargaining agreement with any labor union or association. There are no discussions, negotiations, demands or proposals that are pending or have been conducted or made with or by any labor union or association, and there are not pending or threatened against Seller any labor disputes, strikes or work stoppages. To the best of Seller's knowledge, Seller is in compliance with all federal and state laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and, to its knowledge, is not engaged in any unfair labor practices. Seller is not a party to any written or oral contract, agreement or understanding for the employment of any officer, director or employee of the Seller.

     2.13	Environmental Matters.  Seller is not now, nor has in the past, used or is using the Purchased Assets for the handling, treatment, storage or disposal of any Hazardous Substance (as hereinafter defined). No release, discharge, spillage or disposal of any Hazardous Substance and no soil or water contamination by any Hazardous Substance has occurred or is occurring in or on the Purchased Assets. There are no claims, actions, suits, proceedings or investigations related to the presence, release, discharge, spillage or disposal of any Hazardous Substance or contamination of soil or water by any Hazardous Substance pending or threatened with respect to the Purchased Assets or otherwise against the Seller in any court or before any state, federal or
other governmental agency or private arbitration tribunal.   The Seller is not
 aware of any of the Purchased Assets which contains any asbestos or any asbestos-containing materials. For the purposes of this Agreement, "Hazardous Substance" shall mean any hazardous or toxic substance or waste as those terms are defined by any applicable federal or state law or regulation including, without limitation, the Comprehensive Environmental Recovery Compensation and Liability Act, 42 U.S.C. 9601 and the Resource Conservation and Recovery Act, 42 U.S.C. 6901 and petroleum, petroleum products and oil.

     2.14	No Default.  Seller is not in default under any term or condition of any instrument evidencing, creating or securing any indebtedness of Seller, and there has been no default in any material obligation to be performed by Seller under any other contract, lease, agreement, commitment or undertaking to which it is a party or by which it or its assets or properties are bound, nor has Seller waived any material right under any such contract, lease, agreement, commitment or undertaking.


     2.15	Disclosure.  No representation or warranty of  Seller contained in this Agreement (including the exhibits hereto) contains any untrue statement or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

     2.16	No Brokerage Commission.  No broker or finder has acted for the
Seller in connection with this Agreement or the transactions contemplated hereby, and no person is entitled to any brokerage or finder's fee or compensation in respect thereof based in any way on agreements, arrangements or understandings made by or on behalf of the Seller.

     2.17	The representations and warranties of the Seller shall survive the
Closing.


	                                   ARTICLE III
                    	REPRESENTATIONS, WARRANTIES AND COVENANTS
                                    OF THE BUYER

Buyer hereby represents and warrants to Seller the following:

     3.1	Organization and Capitalization of Buyer.  Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado with full power and authority and all necessary governmental and regulatory licenses, permits and authorizations to carry on the businesses in which it is engaged, to own the assets that it owns currently and will own at the Closing, and to perform its obligations under this Agreement. The authorized capital stock of the Buyer consists of 20,000,000 of common stock, without $0.001 par value, (the "Common Stock") of which 201,025 shares are validly issued and outstanding. All of such issued and outstanding shares of Common Stock of Buyer are fully paid and non-assessable.

     3.2	Authorization of Agreement.  Buyer has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery by Buyer of this Agreement and the performance by Buyer of its obligations hereunder (a) have been duly and validly authorized by all requisite corporate action and (b) will not violate its charter or bylaws or any order, writ, injunction, decree, statute, rule or regulations applicable to it or any of its properties or assets, or be in conflict with, result in a breach of or constitute a default under any note, bond, indenture, mortgage, lease, license, franchise agreement or other agreement, instrument or obligation, or result in the creation or imposition of any lien, charge or encumbrance of any kind or nature whatsoever upon any of the properties or assets of Buyer. This Agreement and each and every agreement, document, exhibit and instrument to be executed, delivered and performed by the Buyer in connection herewith constitute or will, when executed and delivered, constitute the valid and legally binding obligations of the Buyer enforceable against Buyer except as enforceability may be limited by applicable equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws from time to time in effect affecting the enforcement of creditors' rights generally.


     3.3	Disclosure.  No representation or warranty of Buyer contained in this Agreement (including the exhibits hereto) contains any untrue statement or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

     3.4	Litigation.  No litigation is pending, or, to Buyer's knowledge, threatened, against Buyer, or its assets or properties which seeks to restrain or enjoin the execution and delivery of this Agreement or any of the documents referred to herein or the consummation of any of the transactions contemplated hereby or thereby. There are no judgments or outstanding orders, injunctions, decrees, stipulations or awards against Buyer or any of its assets or properties.

     3.5	Brokerage Commission.  No broker or finder has acted for the Buyer in connection with this Agreement or the transactions contemplated hereby, and no person is entitled to any brokerage or finder's fee or compensation in respect thereof based in any way on agreements, arrangements or understandings made by or on behalf of the Buyer.

      3.6	The representations and warranties of the Buyer shall survive for a period of one year from the date of Closing.


	                                  ARTICLE IV
                            	CONDITIONS TO CLOSING

     4.1	Conditions to the Obligations of Seller .  The obligations of
Seller to consummate the transactions contemplated hereby shall be subject to the satisfaction, on or before the Closing Date, of each and every one of the following conditions, unless waived, in whole or in part, by Seller for purposes of consummating such transaction.

     (a)	The representations and warranties of Buyer set forth in
this Agreement shall be true and correct in all material respects on the Closing Date;

     (b)	Buyer shall have performed and complied with all agreements, obligations, covenants and conditions required by this Agreement to be performed or complied with on or prior to the Closing;

     (c)	Seller shall have received as of the Closing Date
resolutions of the Board of Directors of the Buyer certified by its Secretary or an Assistant Secretary, which authorize the execution, delivery and performance of this Agreement and the documents referred to herein to which it is or is to be a party; and

     (d)	No action, suit or proceeding by or before any court or any
governmental or regulatory authority shall have been commenced and no investigation by any governmental or regulatory authority shall have been commenced seeking to restrain, prevent or challenge the transactions contemplated hereby or seeking judgments against Buyer.

     4.2	Conditions to the Obligations of Buyer.  The obligations of the
Buyer to effect the transactions contemplated hereby shall be subject to the satisfaction, on or before the Closing Date, of each and every one of the following conditions, unless waived, in whole or in part, by Buyer for purposes of consummating such transaction.

     (a)	The representations and warranties of Seller set forth
herein shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on the Closing Date;

     (b)	Seller shall have performed and complied with all
agreements, obligations, covenants and conditions required by this Agreement to be performed or complied with by Seller on or prior to the Closing;

     (c)	Seller shall have received a Special Warranty Deed conveying good and marketable title to the Location, free and clear of all liens, claims, charges or encumbrances, subject only to a first mortgage lien on the Location;

     (d)	A Bill of Sale, conveying to Buyer from Seller good and
marketable title to all of the Purchased Assets which are being sold to Buyer, free and clear of all liens, claims, charges, encumbrances, restrictions or security interests (except for the first mortgage lien on the location);

     (e)	Buyer shall have received as of the Closing Date resolutions of the Board of Directors of the Seller certified by its Secretary or an Assistant Secretary, which authorize the execution, delivery and performance of this Agreement and the documents referred to herein to which it is or is to be a party; and

     (f)	No action, suit or proceeding by or before any court or any
governmental or regulatory authority shall have been commenced and no investigation by any governmental or regulatory authority shall have been commenced seeking to restrain, prevent or challenge the transactions contemplated hereby or seeking judgments against Seller;

                                    	ARTICLE V
	                                   THE CLOSING

     5.1	Time and Place of Closing.  The Closing of the transactions
provided for in this Agreement ("Closing") shall be held at the offices of Axelrod, Smith & Kirshbaum, 5300 Memorial Drive, Suite 700, Houston, Texas 77007, commencing at 10:00 a.m. Central Daylight Time on December 31, 1997. The day on which the Closing occurs is referred to herein as the "Closing Date."

     5.2	Closing Documents of Seller.  At the Closing, Seller shall deliver or cause to be delivered to Buyer the following:

     (a)	all instruments of assignment and bills of sale and deed of
         trust necessary to transfer to Buyer good and marketable title to the Purchased Assets free and clear of all liens, charges or encumbrances;

     (b)	Special Warranty Deed;

     (c)	resolutions of the Board of Directors of the Seller, all as
         required by Section 4.2(e); and

     (d)	any consents of third parties.

     5.3	Closing Documents of Buyer.  At the Closing, Buyer shall deliver or cause to be delivered to Seller, the following:

     (a)	350,000 shares of restricted common stock of the Buyer;

     (b)	resolutions of the Board of Directors of the Buyer, all as
         required by Section 4.1(c); and

     (c)	any consents of third parties.


	                                    ARTICLE VI
                                  	INDEMNIFICATION

     6.1	Indemnification from the Seller.  The Seller agrees to and shall indemnify, defend (with legal counsel reasonably acceptable to Buyer), and hold Buyer, its officers, directors, shareholders, employees, agents, affiliates, and assigns harmless at all times after the date of Closing, from and against and in respect of, any liability, claim, deficiency, loss, damage or injury, and all reasonable costs and expenses (including reasonable attorneys' fees and costs of any suit related thereto) suffered or incurred by Buyer arising from (a) any misrepresentation by, or breach of any covenant or warranty of Seller contained in this Agreement, or any Exhibit, certificate, or other agreement or instrument furnished or to be furnished by Seller hereunder, or any claim by a third party for any action which occurred prior to the date of this Agreement (regardless of whether the claimant is ultimately successful) which if true would be such a misrepresentation or breach or (b) any suit, action, proceeding, claim or investigation, pending or threatened, against or affecting Seller which arises from, which arose from, or which is based upon any matter or state of facts existing prior to the Closing Date.


     6.2	Indemnification from the Buyer.  The Buyer agrees to and shall indemnify, defend (with legal counsel reasonably acceptable to Seller) and hold Seller, its officers, directors, shareholders, employees, agents and assigns harmless at all times after the date of Closing from and against, and in respect of any liability, claim, deficiency, loss, damage, or injury, and all reasonable costs and expenses (including reasonably attorneys' fees and costs of any suit related thereto) suffered or incurred by Seller arising from
(a) any misrepresentation by, or breach of any covenant or warranty of, the Buyer contained in this Agreement, or any Exhibit, certificate, or other agreement or instrument furnished or to be furnished by Buyer hereunder, or any claim by a third party for any action which occurred prior to the date of this Agreement (regardless of whether the claimant is ultimately successful), which if true would be such a misrepresentation or breach or (b) any suit, action, proceeding, claim or investigation, pending or threatened, against or affecting Buyer which arises from, which arose from, or which is based upon any matter or state of facts existing subsequent to the Closing Date.

    	6.3	Defense of Claims.  If any lawsuit or enforcement action is filed against any party entitled to the benefit of indemnity hereunder, written notice thereof shall be given to the indemnifying party as promptly as practicable (and in any event not less than fifteen (15) days prior to any hearing date or other date by which action must be taken); provided that the failure of any indemnified party to give timely notice shall not affect rights to indemnification hereunder except to the extent that the indemnifying party demonstrates actual damage caused by such failure. After such notice, if the indemnifying party shall acknowledge in writing to such indemnified party that this Agreement applies with respect to such lawsuit or action, then the indemnifying party shall be entitled, if it so elects, to take control of the defense and investigation of such lawsuit or action and to employ and engage attorneys of its own choice to handle and defend the same, at the indemnifying party's cost, risk and expense; and such indemnified party shall cooperate in all reasonable respects, at its cost, risk and expense, with the indemnifying party and such attorneys in the investigation, trial and defense of such lawsuit or action and any appeal arising therefrom; provided, however, that the indemnified party may, at its own cost, participate in such investigation, trial and defense of such lawsuit or action and any appeal arising therefrom.
 The indemnifying party shall not, without the prior written consent of the indemnified parties, effect any settlement of any proceeding in respect of which any indemnified parties is a party and indemnity has been sought hereunder unless such settlement of a claim, investigation, suit, or other proceeding only involves a remedy for the payment of money by the indemnifying party and includes an unconditional release of such indemnified parties from all liability on claims that are the subject matter of such proceeding.


     6.4	Default of Indemnification Obligation.  If an entity having an indemnification, defense and hold harmless obligation, as above provided, shall fail to assume such obligation, then the party or entities or both, as the case may be, to whom such indemnification, defense and hold harmless obligation is due shall have the right, but not the obligation, to assume and maintain such defense (including reasonable counsel fees and costs of any suit related thereto) and to make any settlement or pay any judgment or verdict as the individual or entities deem necessary or appropriate in such individual's or entities' absolute sole discretion and to charge the cost of any such settlement, payment, expense and costs, including reasonable attorneys' fees, to the entity or individual that had the obligation to provide such indemnification, defense and hold harmless obligation and same shall constitute an additional obligation of the entity or of the individual or both, as the case may be.

                                 	 ARTICLE VIII
	                                 MISCELLANEOUS

     7.1	Notices.  All communications required or permitted under this
Agreement shall be in writing and any communication or delivery hereunder shall be deemed to have been duly made if actually delivered or sent by electronic fax or if mailed by registered or certified mail, postage prepaid, addressed to the party being notified as set forth below. All such notices and communications shall be deemed to have been received on the date of delivery or on the third business day after the mailing thereof. Any party may, by written notice so delivered to the other, change the address to which delivery shall thereafter be made. Notices to the parties hereto shall be made at the addresses set forth below:

(a)	If to Seller:

                  The Enigma Group, Inc.
                  Attn:  Mr. Stephen E. Fischer
                  410 N. Sam Houston Parkway East
                  Houston, Texas 77060
                  Fax: 713-999-3644

(b)	If to Buyer, to:

                  Taurus Entertainment Companies, Inc.
                  Attn: Eric Langan
                  2016 Main Street, Suite 109
                  Houston, Texas 77002
                  Fax: 650-0440

With a copy to:

                   Mr. Robert D. Axelrod
                   Axelrod, Smith & Kirshbaum
                   5300 Memorial Drive, Suite 700
                   Houston, Texas 77007
                   Fax: (713) 552-0202

     7.2	Assignment. Neither this Agreement nor any of the rights,
interests or obligations hereunder shall be assigned by any of the parties (except that Buyer may assign its rights to an entity which is wholly owned by Buyer or is under common control of Buyer) without the prior written consent of the other parties. This Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective heirs, personal representatives, successors and assigns.

     7.3	Counterparts.  This Agreement may be executed in any number of counterparts, which taken together shall constitute one and the same instrument and each of which shall be considered an original for all purposes.

     7.4	Section Headings.  The section headings contained in this
Agreement are for convenient reference only and shall not in any way affect the meaning or interpretation of this Agreement.

     7.5	Entire Agreement; Amendment.  This Agreement, the documents to be executed hereunder and the exhibits attached hereto constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties pertaining to the subject matter hereof, and there are no warranties, representations or other agreements among the parties in connection with the subject matter hereof except as specifically set forth herein or in documents delivered pursuant hereto. No supplement, amendment, alteration, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the parties hereto.
All of the exhibits referred to in this Agreement are hereby incorporated into this Agreement by reference and constitute a part of this Agreement.

     7.6	Public Announcements.  The parties hereto agree that prior to making any public announcement or statement with respect to the transactions contemplated by this Agreement, the party desiring to make such public announcement or statement shall consult with the other parties hereto and exercise their best efforts to (i) agree upon the text of a joint public announcement or statement to be made by all of such parties or (ii) obtain approval of the other parties hereto to the text of a public announcement or statement to be made solely by the party desiring to make such public announcement; provided, however, that if any party hereto is required by law to make such public announcement or statement, then such announcement or statement may be made without the approval of the other parties.

     7.7 Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

     7.8	Waiver.  No waiver by any party of any default or non-performance shall be deemed a waiver of any subsequent default or non-performance, and no waiver of any kind shall be effective unless set forth in writing and signed by the party against whom such waiver is to be charged.

     7.9	Further Assurances.  Each party covenants that at any time, and from time to time, after the Closing Date, it will execute such additional instruments and take such actions as may be reasonably requested by the other parties to confirm or perfect or otherwise to carry out the intent and purposes of this Agreement.

     7.10	Expenses.  All expenses incurred by the parties hereto in
connection with or related to the authorization, preparation and execution of this Agreement and the Closing of the transactions contemplated hereby, shall be borne solely and entirely by the party which has incurred the same.

      7.11	Gender.  All personal pronouns used in this Agreement shall
include the other genders, whether used in the masculine, feminine or neuter gender, and the singular shall include the plural, and vice versa, whenever appropriate.

      7.12	Jurisdiction.  This Agreement was entered into in Harris County,
State of Texas, and the laws of the State of Texas shall govern and be applicable to this Agreement and any interpretation or construction thereto.


      IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed effective as of the day and year first above written.

Seller:
                                             THE ENIGMA GROUP, INC.



                                  By:	        /s/ Stephen E. Fischer
                                            _______________________________
    	                                        Stephen E., Fischer, President


Buyer:
                                        TAURUS ENTERTAINMENT COMPANIES, INC.


                                    By:	       /s/ Eric Langan
                                             ______________________________
 	                                             Eric Langan, President

Exhibit 10.2

                         	ASSET PURCHASE AGREEMENT

     This Asset Purchase Agreement ("Agreement") is made this 31st day of December 1997, by and among BROADSTREETS CABARET, INC. (the "Buyer"), a Texas Corporation with its principal place of business located at 2016 Main Street, Suite 109, Houston, Texas 77002, and ATCOMM SERVICES, INC., a Texas corporation, whose address is 410 N. Sam Houston Parkway E., Houston, Texas 77060 (the "Seller").

                             	R E C I T A L S:

     WHEREAS, Seller is the owner of certain assets, including a permit to operate a sexually oriented business and a lease for the property where an adult entertainment nightclub is located, as well as certain inventory, including beer, wine and liquor (collectively, the "Assets"); and

     WHEREAS, Seller desires to sell and transfer all of the Assets to Buyer;
and

     WHEREAS, the Buyer desires to acquire the Assets upon and subject to the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements set forth herein and in reliance upon the representations and warranties contained herein, the parties hereto covenant and agree as follows:

                                 	ARTICLE I
	                         PURCHASE AND SALE OF ASSETS

      1.1	Assets of Seller to be Transferred to Buyer.  On the Closing Date
(as defined in Article V hereof), and subject to the terms and conditions set forth in this Agreement, Seller shall sell, convey, transfer and assign, or cause to be sold, conveyed, transferred and assigned to Buyer, and Buyer shall acquire the Assets of the Seller, as such assets exist on the date hereon and as are listed on Exhibit A , including the following assets ("Purchased
Assets"):

      (i)	all right, title, interest and claim to the permit to operate a sexually oriented business in the City of Houston, Texas at a location commonly known as 410 N. Sam Houston Parkway East,
          Houston, Texas 77060 (the "Location"), any furniture, fixtures, equipment, goods, and other personal property of the Seller as such may exist on the date hereof and as such are located at the Location;

     (ii)	all inventory at the Location, including, but not limited to, beer, wine, liquor, paper goods, glassware, flatware, tableware, utensils, supplies, consumables and durables;

    (iii)	the leasehold interest, as Lessee for the Location;


     (iv)	all right, title, interest and claim in connection with a certain class action lawsuit between Atcomm Services, Inc. and others versus the City of Houston, Texas and others;

      (v)	all right, title and interest in and to any and all trademarks, trade names, trade dress, service marks, slogans, logos, corporate or partnership names (and any existing or possible combination or derivation of any or all of the same) and general intangibles, including, without limitation, the goodwill and intellectual property rights, associated with or used in connection with the Location including all rights, title and interest in and to the business name, trade name and trademark, if any, of Seller.;

     (vi)	all of Seller's copies of books, records, papers, files, memoranda and other documents in Seller's possession relating to or compiled in connection with the operation of the Location which are requested by Buyer (the "Records").

     1.2	Excluded Assets.  For the purposes of this Agreement, the term
"Purchased Assets" shall not include and Seller shall not sell or assign to Buyer, and Buyer shall not purchase or accept assignment from Seller of, any right, title or interest owned by Seller of all cash equivalents, any deposits previously advanced by Seller, investment securities, federal income tax refunds, corporate seals, and books and records relating solely to corporate governance.

     1.3	No Assumption of Liabilities.  The Buyer shall have no obligation and shall not assume or agree to pay, perform or discharge, nor shall the Buyer be directly or indirectly responsible or obligated for, any debts, obligations, contracts or liabilities of the Seller, wherever or however incurred. All personal property and real estate taxes in connection with the Lease, if any, on the Purchased Assets will be paid in full by the Seller for all years prior to the Closing Date and, for the year of Closing, will be pro rated to the Closing Date.

     1.4	Purchase Price.  As consideration for the Purchased Assets, Buyer shall pay to Seller $225,000.00, payable pursuant to the terms of that certain unsecured Promissory Note of the Buyer which shall bear interest at the rate of six percent (6%) per annum, payable in the form attached hereto as Exhibit B.

                                  	ARTICLE II
	                   REPRESENTATIONS, WARRANTIES, AND COVENANTS
	                                OF THE SELLER

     The Seller represents and warrants to Buyer the following;


     2.1	Organization and Capitalization of Seller.  Seller is a
corporation duly organized, validly existing and in good standing under the laws of the State of Texas, with full power and authority and all necessary governmental and regulatory licenses, permits and authorizations to carry on the businesses in which it is engaged, to own the assets that it owns currently and will own at the Closing, and to perform its obligations under this Agreement.

     2.2	Authorization of Agreement.  Seller has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery by Seller of this Agreement and the performance by Seller of its obligations hereunder (a) have been duly and validly authorized by all requisite corporate action and (b) will not violate its charter or bylaws or any order, writ, injunction, decree, statute, rule or regulations applicable to it or any of its properties or assets, or be in conflict with, result in a breach of or constitute a default under any note, bond, indenture, mortgage, lease, license, franchise agreement or other agreement, instrument or obligation, or result in the creation or imposition of any lien, charge or encumbrance of any kind or nature whatsoever upon any of the properties or assets of Seller. This Agreement and each and every agreement, document, exhibit and instrument to be executed, delivered and performed by the Seller in connection herewith constitute or will, when executed and delivered, constitute the valid and legally binding obligations of the Seller enforceable against Seller except as enforceability may be limited by applicable equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws from time to time in effect affecting the enforcement of creditors' rights generally.

     2.3	Consents.  No consent of, approval by, order or authorization of, or registration, declaration or filing by Seller with, any court or any governmental or regulatory agency or authority having jurisdiction over Seller or any of Seller's property or assets or any other person is required on the part of Buyer in connection with the consummation of the transactions contemplated by this Agreement, excluding any registration, declaration or filing the failure to effect which would not have a material adverse effect on the financial condition of Buyer or the operation of its business after the Closing.

     2.4	Title to Purchased Assets.  The Seller has and will transfer to
Buyer at Closing good and marketable title to all of the Purchased Assets which are being sold to Buyer under this Agreement, free and clear of all liens, claims, charges, encumbrances, restrictions or security interests. All of the Purchased Assets which are to be acquired by Buyer are in the possession of Seller and are generally in good operating condition and repair (ordinary wear and tear excepted). Seller is not a party to any contract or obligation whereby there has been granted to anyone an absolute or contingent right to purchase, obtain or acquire any rights in the Purchased Assets or in any of the assets, properties or operations of Seller or used in connection with the business of Seller at its leased Location.


     2.5	Contracts and Leases.  Except as disclosed in Exhibit 2.5, Seller
(i) has no leases of personal property or real estate relating to the Purchased Assets, whether as lessor or lessee; (ii) has no contractual or other obligations relating to the Purchased Assets, whether written or oral;
and (iii) has not given any power of attorney to any person or organization for any purpose relating to the Purchased Assets. Exhibit 2.5 sets forth a complete list, including any amendment of each lease or contract which are part of the Purchased Assets to be acquired by the Buyer. Seller has furnished Buyer a copy of each contract, lease or other document relating to the Purchased Assets to which they are subject or are a party or a beneficiary, which is to be assumed or acquired by Buyer. To Seller's knowledge, such contracts, leases or other documents are valid and in full force and effect according to their terms and constitutes a legal, valid and binding obligation of the respective parties thereto and is enforceable in accordance with their terms, and Seller has no any knowledge of any default or breach under such contract, lease or other document or of any pending or threatened claims under any such contract, lease or other document. Neither the signing or execution of this Agreement, nor the consummation of all or any of the transactions contemplated under this Agreement, will constitute a breach or default under any such contract, lease or other document.

     2.6	Litigation.  Except as set forth on Exhibit 2.6, there is no suit, claim, arbitration, investigation, action or proceeding entered against, now pending or, to the Seller's knowledge, threatened against the Purchased Assets before any court, arbitration, administrative or regulatory body or any governmental agency which may result in any judgment, order, award, decree, liability or other determination which will or could reasonably be expected to have any effect upon the Purchased Assets. Seller is not subject to any judicial injunction or mandate or any quasi-judicial or administrative order or restriction directed to or against it or which would affect the Purchased Assets.

     2.7	Taxes.  Except as set forth on Exhibit 2.7, Seller has accurately filed all federal, state, foreign and local tax returns and reports required to be filed and timely paid all taxes shown on such returns as owed for the periods of such returns, including all withholding or other payroll related taxes shown on such returns. Seller has made adequate provision for the payment of all taxes accruable for all periods ending on or before the Closing Date to any taxing authority and are not delinquent in the payment of any material tax or governmental charge of any nature. No assessments or notices of deficiency or other communications have been received by Seller with respect to any tax return which has not been paid, discharged or fully reserved against and no amendments or applications for refund have been filed or are planned with respect to any such return. There are no agreements between Seller and any taxing authority, including, without limitation, the Internal Revenue Service, waiving or extending any statute of limitations with respect to any tax return.

     2.8	Financial Information. Seller has provided Buyer with all
requested financial information about Seller.

     2.9	Compliance with Laws.  Seller is and at all times prior to the date hereof has been, in compliance with all statutes, orders, rules, and regulations applicable to it or to the ownership of its assets or the operation of its business, except for failures to be in compliance that would not have a material adverse effect on the business, properties, condition (financial or otherwise) or prospects of Seller, and Seller has no basis to expect to receive, and have not received, any order or notice of any such violation or claim of violation of any such statute, order, rule, ordinance or regulation.


     2.10	Intellectual Property.  The Seller is the owner of all right, title and interest in and to all of the Intellectual Property used by Seller.
 Such Intellectual Property is free and clear of any material liens, mortgages, judgments, or other encumbrances of any kind, and no rights or licenses of any kind respecting the Intellectual Property have been granted to any third party. There are no outstanding, or, to the best knowledge of the Seller, threatened claims of infringement against Seller respecting the use of any of the Intellectual Property in connection with the operations or business of the Seller.

     2.11	Insurance Policies.  Seller maintains insurance in such amounts, and insures against such losses and risks, as Seller reasonably deems appropriate for its property and business operations and which are consistent with industry practice. All such insurance policies are in full force and effect, and all premiums due thereon have been paid. Valid policies for such insurance will be outstanding and duly in force at all times prior to the Closing. Copies of all policies relating to such insurance carried by the Seller have been delivered or will be made available to Buyer.

     2.12	Labor Matters.  Seller is not a party or otherwise subject to any collective bargaining agreement with any labor union or association. There are no discussions, negotiations, demands or proposals that are pending or have been conducted or made with or by any labor union or association, and there are not pending or threatened against Seller any labor disputes, strikes or work stoppages. To the best of Seller's knowledge, Seller is in compliance with all federal and state laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and, to its knowledge, is not engaged in any unfair labor practices. Seller is not a party to any written or oral contract, agreement or understanding for the employment of any officer, director or employee of the Seller.

     2.13	Environmental Matters.  Seller is not now, nor has in the past, used or is using the Purchased Assets for the handling, treatment, storage or disposal of any Hazardous Substance (as hereinafter defined). No release, discharge, spillage or disposal of any Hazardous Substance and no soil or water contamination by any Hazardous Substance has occurred or is occurring in or on the Purchased Assets. There are no claims, actions, suits, proceedings or investigations related to the presence, release, discharge, spillage or disposal of any Hazardous Substance or contamination of soil or water by any Hazardous Substance pending or threatened with respect to the Purchased Assets or otherwise against the
Seller in any court or before any state, federal or other governmental agency
or private arbitration tribunal.   The Seller is not  aware of any of the
Purchased Assets which contains any asbestos or any asbestos-containing materials. For the purposes of this Agreement, "Hazardous Substance" shall mean any hazardous or toxic substance or waste as those terms are defined by any applicable federal or state law or regulation including, without limitation, the Comprehensive Environmental Recovery Compensation and
Liability Act, 42 U.S.C. 9601 and the Resource Conservation and Recovery Act, 42 U.S.C. 6901 and petroleum, petroleum products and oil.


     2.14	No Default.  Seller is not in default under any term or condition of any instrument evidencing, creating or securing any indebtedness of Seller, and there has been no default in any material obligation to be performed by Seller under any other contract, lease, agreement, commitment or undertaking to which it is a party or by which it or its assets or properties are bound, nor has Seller waived any material right under any such contract, lease, agreement, commitment or undertaking.

     2.15	Disclosure.  No representation or warranty of  Seller contained in this Agreement (including the exhibits hereto) contains any untrue statement or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

     2.16	No Brokerage Commission.  No broker or finder has acted for the
Seller in connection with this Agreement or the transactions contemplated hereby, and no person is entitled to any brokerage or finder's fee or compensation in respect thereof based in any way on agreements, arrangements or understandings made by or on behalf of the Seller.

     2.17	The representations and warranties of the Seller shall survive the
Closing.


	                                   ARTICLE III
                    	REPRESENTATIONS, WARRANTIES AND COVENANTS
                                   OF THE BUYER

      Buyer hereby represents and warrants to Seller the following:

      3.1	Organization and Capitalization of Buyer.  Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas with full power and authority and all necessary governmental and regulatory licenses, permits and authorizations to carry on the businesses in which it is engaged, to own the assets that it owns currently and will own at the Closing, and to perform its obligations under this Agreement.

     3.2	Authorization of Agreement.  Buyer has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery by Buyer of this Agreement and the performance by Buyer of its obligations hereunder (a) have been duly and validly authorized by all requisite corporate action and (b) will not violate its charter or bylaws or any order, writ, injunction, decree, statute, rule or regulations applicable to it or any of its properties or assets, or be in conflict with, result in a breach of or constitute a default under any note, bond, indenture, mortgage, lease, license, franchise agreement or other agreement, instrument or obligation, or result in the creation or imposition of any lien, charge or encumbrance of any kind or nature whatsoever upon any of the properties or assets of Buyer. This Agreement and each and every agreement, document, exhibit and instrument to be executed, delivered and performed by the Buyer in connection herewith constitute or will, when executed and delivered, constitute the valid and legally binding obligations of the Buyer enforceable against Buyer except as enforceability may be limited by applicable equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws from time to time in effect affecting the enforcement of creditors' rights generally.

     3.3	Disclosure.  No representation or warranty of Buyer contained in this Agreement (including the exhibits hereto) contains any untrue statement or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

     3.4	Litigation.  No litigation is pending, or, to Buyer's knowledge, threatened, against Buyer, or its assets or properties which seeks to restrain or enjoin the execution and delivery of this Agreement or any of the documents referred to herein or the consummation of any of the transactions contemplated hereby or thereby. There are no judgments or outstanding orders, injunctions, decrees, stipulations or awards against Buyer or any of its assets or properties.

     3.5	Brokerage Commission.  No broker or finder has acted for the Buyer in connection with this Agreement or the transactions contemplated hereby, and no person is entitled to any brokerage or finder's fee or compensation in respect thereof based in any way on agreements, arrangements or understandings made by or on behalf of the Buyer.

     3.6	The representations and warranties of the Buyer shall survive for a period of one year from the date of Closing.


	                                   ARTICLE IV
                              	CONDITIONS TO CLOSING

     4.1	Conditions to the Obligations of Seller .  The obligations of
Seller to consummate the transactions contemplated hereby shall be subject to the satisfaction, on or before the Closing Date, of each and every one of the following conditions, unless waived, in whole or in part, by Seller for purposes of consummating such transaction.

     (a)	The representations and warranties of Buyer set forth in
this Agreement shall be true and correct in all material respects on the Closing Date;

     (b)	Buyer shall have performed and complied with all agreements, obligations, covenants and conditions required by this Agreement to be performed or complied with on or prior to the Closing;

     (c)	Seller shall have received as of the Closing Date
resolutions of the Board of Directors of the Buyer certified by its Secretary or an Assistant Secretary, which authorize the execution, delivery and performance of this Agreement and the documents referred to herein to which it is or is to be a party; and


     (d)	No action, suit or proceeding by or before any court or any
governmental or regulatory authority shall have been commenced and no investigation by any governmental or regulatory authority shall have been commenced seeking to restrain, prevent or challenge the transactions contemplated hereby or seeking judgments against Buyer.

     4.2	Conditions to the Obligations of Buyer.  The obligations of the
Buyer to effect the transactions contemplated hereby shall be subject to the satisfaction, on or before the Closing Date, of each and every one of the following conditions, unless waived, in whole or in part, by Buyer for purposes of consummating such transaction.

     (a)	The representations and warranties of Seller set forth
herein shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on the Closing Date;

     (b)	Seller shall have performed and complied with all
agreements, obligations, covenants and conditions required by this Agreement to be performed or complied with by Seller on or prior to the Closing;

     (c)	A Bill of Sale, conveying to Buyer from Seller good and
marketable title to all of the Purchased Assets which are being sold to Buyer, free and clear of all liens, claims, charges, encumbrances, restrictions or security interests;

     (d)	Buyer shall have received as of the Closing Date resolutions of the Board of Directors of the Seller certified by its Secretary or an Assistant Secretary, which authorize the execution, delivery and performance of this Agreement and the documents referred to herein to which it is or is to be a party; and

     (e)	No action, suit or proceeding by or before any court or any
governmental or regulatory authority shall have been commenced and no investigation by any governmental or regulatory authority shall have been commenced seeking to restrain, prevent or challenge the transactions contemplated hereby or seeking judgments against Seller;

                                	ARTICLE V
                               	THE CLOSING


     5.1	Time and Place of Closing.  The Closing of the transactions
provided for in this Agreement ("Closing") shall be held at the offices of Axelrod, Smith & Kirshbaum, 5300 Memorial Drive, Suite 700, Houston, Texas 77007, commencing at 10:00 a.m. Central Daylight Time on December 31, 1997. The day on which the Closing occurs is referred to herein as the "Closing Date."

      5.2	Closing Documents of Seller.  At the Closing, Seller shall deliver or cause to be delivered to Buyer the following:


         (a)	all instruments of assignment and bills of sale necessary to transfer to Buyer good and marketable title to the Purchased Assets free and clear of all liens, charges or encumbrances;

         (b)	resolutions of the Board of Directors of the Seller, all as
             required by Section 4.2(e); and

         (c)	any consents of third parties.

     5.3	Closing Documents of Buyer.  At the Closing, Buyer shall deliver or cause to be delivered to Seller, the following:

         (a)	$225,000 Promissory Note of Buyer in the form of Exhibit B;

         (b)	resolutions of the Board of Directors of the Buyer, all as
             required by Section 4.1(c); and

         (c)	any consents of third parties.


                                  	ARTICLE VI
                               	INDEMNIFICATION

     6.1	Indemnification from the Seller.  The Seller agrees to and shall indemnify, defend (with legal counsel reasonably acceptable to Buyer), and hold Buyer, its officers, directors, shareholders, employees, agents, affiliates, and assigns harmless at all times after the date of Closing, from and against and in respect of, any liability, claim, deficiency, loss, damage or injury, and all reasonable costs and expenses (including reasonable attorneys' fees and costs of any suit related thereto) suffered or incurred by Buyer arising from (a) any misrepresentation by, or breach of any covenant or warranty of Seller contained in this Agreement, or any Exhibit, certificate, or other agreement or instrument furnished or to be furnished by Seller hereunder, or any claim by a third party for any action which occurred prior to the date of this Agreement (regardless of whether the claimant is ultimately successful) which if true would be such a misrepresentation or breach or (b) any suit, action, proceeding, claim or investigation, pending or threatened, against or affecting Seller which arises from, which arose from, or which is based upon any matter or state of facts existing prior to the Closing Date.


     6.2	Indemnification from the Buyer.  The Buyer agrees to and shall indemnify, defend (with legal counsel reasonably acceptable to Seller) and hold Seller, its officers, directors, shareholders, employees, agents and assigns harmless at all times after the date of Closing from and against, and in respect of any liability, claim, deficiency, loss, damage, or injury, and all reasonable costs and expenses (including reasonably attorneys' fees and costs of any suit related thereto) suffered or incurred by Seller arising from
(a) any misrepresentation by, or breach of any covenant or warranty of, the Buyer contained in this Agreement, or any Exhibit, certificate, or other agreement or instrument furnished or to be furnished by Buyer hereunder, or any claim by a third party for any action which occurred prior to the date of this Agreement (regardless of whether the claimant is ultimately successful), which if true would be such a misrepresentation or breach or (b) any suit, action, proceeding, claim or investigation, pending or threatened, against or affecting Buyer which arises from, which arose from, or which is based upon any matter or state of facts existing subsequent to the Closing Date.

 	   6.3	Defense of Claims.  If any lawsuit or enforcement action is filed against any party entitled to the benefit of indemnity hereunder, written notice thereof shall be given to the indemnifying party as promptly as practicable (and in any event not less than fifteen (15) days prior to any hearing date or other date by which action must be taken); provided that the failure of any indemnified party to give timely notice shall not affect rights to indemnification hereunder except to the extent that the indemnifying party demonstrates actual damage caused by such failure. After such notice, if the indemnifying party shall acknowledge in writing to such indemnified party that this Agreement applies with respect to such lawsuit or action, then the indemnifying party shall be entitled, if it so elects, to take control of the defense and investigation of such lawsuit or action and to employ and engage attorneys of its own choice to handle and defend the same, at the indemnifying party's cost, risk and expense; and such indemnified party shall cooperate in all reasonable respects, at its cost, risk and expense, with the indemnifying party and such attorneys in the investigation, trial and defense of such lawsuit or action and any appeal arising therefrom; provided, however, that the indemnified party may, at its own cost, participate in such investigation, trial and defense of such lawsuit or action and any appeal arising therefrom.
 The indemnifying party shall not, without the prior written consent of the indemnified parties, effect any settlement of any proceeding in respect of which any indemnified parties is a party and indemnity has been sought hereunder unless such settlement of a claim, investigation, suit, or other proceeding only involves a remedy for the payment of money by the indemnifying party and includes an unconditional release of such indemnified parties from all liability on claims that are the subject matter of such proceeding.

     6.4	Default of Indemnification Obligation.  If an entity having an indemnification, defense and hold harmless obligation, as above provided, shall fail to assume such obligation, then the party or entities or both, as the case may be, to whom such indemnification, defense and hold harmless obligation is due shall have the right, but not the obligation, to assume and maintain such defense (including reasonable counsel fees and costs of any suit related thereto) and to make any settlement or pay any judgment or verdict as the individual or entities deem necessary or appropriate in such individual's or entities' absolute sole discretion and to charge the cost of any such settlement, payment, expense and costs, including reasonable attorneys' fees, to the entity or individual that had the obligation to provide such indemnification, defense and hold harmless obligation and same shall constitute an additional obligation of the entity or of the individual or both, as the case may be.





	                              ARTICLE VIII
                              	MISCELLANEOUS

     7.1	Notices.  All communications required or permitted under this
Agreement shall be in writing and any communication or delivery hereunder shall be deemed to have been duly made if actually delivered or sent by electronic fax or if mailed by registered or certified mail, postage prepaid, addressed to the party being notified as set forth below. All such notices and communications shall be deemed to have been received on the date of delivery or on the third business day after the mailing thereof. Any party may, by written notice so delivered to the other, change the address to which delivery shall thereafter be made. Notices to the parties hereto shall be made at the addresses set forth below:

     (a)	If to Seller:

             Atcomm Services, Inc.
             Attn:  Mr. Brad Fischer
             410 N. Sam Houston Parkway East
             Houston, Texas 77060
             Fax: 713-999-3644

     (b)	If to Buyer, to:

              Broadstreets Cabaret, Inc.
              Attn: Eric Langan
              2016 Main Street, Suite 109
              Houston, Texas 77002
              Fax: 713-650-0440

With a copy to:

              Mr. Robert D. Axelrod
              Axelrod, Smith & Kirshbaum
              5300 Memorial Drive, Suite 700
              Houston, Texas 77007
              Fax: 713-552-0202

     7.2	Assignment. Neither this Agreement nor any of the rights,
interests or obligations hereunder shall be assigned by any of the parties (except that Buyer may assign its rights to an entity which is wholly owned by Buyer or is under common control of Buyer) without the prior written consent of the other parties. This Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective heirs, personal representatives, successors and assigns.


     7.3	Counterparts.  This Agreement may be executed in any number of counterparts, which taken together shall constitute one and the same instrument and each of which shall be considered an original for all purposes.

     7.4	Section Headings.  The section headings contained in this
Agreement are for convenient reference only and shall not in any way affect the meaning or interpretation of this Agreement.

     7.5	Entire Agreement; Amendment.  This Agreement, the documents to be executed hereunder and the exhibits attached hereto constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties pertaining to the subject matter hereof, and there are no warranties, representations or other agreements among the parties in connection with the subject matter hereof except as specifically set forth herein or in documents delivered pursuant hereto. No supplement, amendment, alteration, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the parties hereto.
All of the exhibits referred to in this Agreement are hereby incorporated into this Agreement by reference and constitute a part of this Agreement.

     7.6	Public Announcements.  The parties hereto agree that prior to making any public announcement or statement with respect to the transactions contemplated by this Agreement, the party desiring to make such public announcement or statement shall consult with the other parties hereto and exercise their best efforts to (i) agree upon the text of a joint public announcement or statement to be made by all of such parties or (ii) obtain approval of the other parties hereto to the text of a public announcement or statement to be made solely by the party desiring to make such public announcement; provided, however, that if any party hereto is required by law to make such public announcement or statement, then such announcement or statement may be made without the approval of the other parties.

     7.7	Validity.  The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

     7.8	Waiver.  No waiver by any party of any default or non-performance shall be deemed a waiver of any subsequent default or non-performance, and no waiver of any kind shall be effective unless set forth in writing and signed by the party against whom such waiver is to be charged.

     7.9	Further Assurances.  Each party covenants that at any time, and from time to time, after the Closing Date, it will execute such additional instruments and take such actions as may be reasonably requested by the other parties to confirm or perfect or otherwise to carry out the intent and purposes of this Agreement.

    7.10	Expenses.  All expenses incurred by the parties hereto in
connection with or related to the authorization, preparation and execution of this Agreement and the Closing of the transactions contemplated hereby, shall be borne solely and entirely by the party which has incurred the same.

     7.11	Gender.  All personal pronouns used in this Agreement shall
include the other genders, whether used in the masculine, feminine or neuter gender, and the singular shall include the plural, and vice versa, whenever appropriate.

      7.12	Jurisdiction.  This Agreement was entered into in Harris County,
State of Texas, and the laws of the State of Texas shall govern and be applicable to this Agreement and any interpretation or construction thereto.


      IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed effective as of the day and year first above written.

                      Seller:
                                            ATCOMM SERVICES, INC.


                                           /s/ Brad Fischer
                                      By:__________________________________
                                             Brad Fischer, President


                        Buyer:
                                            BROADSTREETS CABARET, INC.

                                             /s/ Eric Langan
                                       By:	_________________________________
 	                                           Eric Langan, President

Exhibit 10.3

                            	STOCK EXCHANGE AGREEMENT


     This Stock Exchange Agreement (the "Agreement") effective as of December 31, 1997, is made and entered into by Taurus Entertainment Companies, Inc., a Colorado corporation ("Taurus" or the "Corporation"), and the stockholders of XTC Cabaret, Inc. ("XTC") listed on Exhibit A, who are all of the stockholders of XTC Cabaret, Inc. (the "Stockholders").

     WHEREAS, Taurus desires to acquire 100% of the outstanding stock of XTC in exchange for 525,000 shares of Taurus; and

     WHEREAS, the Stockholders collectively own 100% of the outstanding stock of XTC; and

     WHEREAS, the Stockholders desire to exchange their stock in XTC in exchange for a total amount of 525,000 shares of Taurus; and

     WHEREAS, Taurus and the Stockholders agree that it is in the best interest of Taurus and the Stockholders to enter into a stock exchange on the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements and the respective representations and warranties herein contained, and on the terms and subject to the conditions herein set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

                                   	ARTICLE I
                               	EXCHANGE OF SHARES

     Section 1.1	XTC Cabaret, Inc. Common Stock.  At the Closing (as
hereinafter defined) the Stockholders shall transfer, convey and deliver to Taurus 1,000 shares of XTC Cabaret, Inc. Common Stock, which is 100% of the outstanding common stock of XTC, and shall deliver to

Taurus stock certificates representing such stock, duly endorsed to Taurus or accompanied by duly executed stock powers in form and substance satisfactory to Taurus. The transaction by which such transfer shall take place is hereinafter referred to as the "Exchange."

     Section 1.2	Taurus Entertainment Companies, Inc. Common Stock.  At the
Closing, in exchange for the XTC Common Stock transferred to Taurus by the Stockholders, Taurus shall deliver to the Stockholders a total of 525,000 shares of Taurus Entertainment Companies, Inc. Common Stock, and shall deliver to the Stockholders stock certificates representing such stock, all with restricted legend, in such amounts as set forth in Exhibit A.

                                   	ARTICLE II
	                                  THE CLOSING

     Section 2.1	Date and Time.  The Closing of the transaction contemplated
hereby (the "Closing") shall take place at 1:00 p.m. on December 31, 1997 (the
"Closing Date") at the offices of Axelrod, Smith & Kirshbaum, 5300 Memorial
Drive, Suite 700, Houston, Texas 77007, or at such other time and place as agreed upon among the parties hereto

	                                  ARTICLE III
       	REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE STOCKHOLDERS

The Stockholders hereby each represent and warrant to Taurus as follows:

     Section 3.1	Ownership of the XTC Common Stock.  Stockholders are the
record and beneficial owners of and have good and marketable title to 100% of the outstanding XTC Common Stock, each in the amounts as set forth in Exhibit
A, free and clear of any adverse claims, liens, charges, encumbrances, security interests, rights of first refusal, proxies, voting agreements or trusts, options, shareholders' agreements, or restrictions (except those imposed by applicable securities laws). Stockholders have the complete and unrestricted right, power, and authority to transfer the XTC Common Stock to Taurus. Upon consummation of this Agreement, Taurus will hold all record and beneficial rights, titles, and interests in and to the XTC Common Stock and have good and marketable title to the XTC Common Stock, free and clear of any adverse claims, liens, charges, encumbrances, security interests, rights of first refusal, proxies, voting agreements or trusts, options, shareholders' agreements, or restrictions
(except those imposed by applicable securities laws).

     Section 3.2	Authorization.  Each of the Stockholders is a person of full age of majority, with full power, capacity, and authority to enter into this
Agreement and perform the obligations contemplated hereby by and for himself and his spouse.  All action on the part of the Stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the
Stockholders has been taken and will be taken prior to the Closing.  This
Agreement, when duly executed and delivered in accordance with its terms, will constitute legal, valid, and binding obligations of the Stockholders enforceable against the Stockholders in accordance with its terms, except as may be limited by bankruptcy, insolvency, and other similar laws affecting creditors' rights generally or by general equitable principles.

     Section 3.3	No Breaches or Defaults.  The execution, delivery, and
performance of this Agreement by the Stockholders does not: (i) conflict with, violate, or constitute a breach of or a default under, (ii) result in the creation or imposition of any lien, claim, or encumbrance of any kind upon any of the XTC Common Stock pursuant to the terms of, or (iii) require any authorization, consent, approval, exemption, or other action by or note to or filing with any third party or Governmental Authority under any provision of:
 (a) any applicable Legal Requirement, or (b) any credit or loan agreement, promissory note, or any other agreement or instrument to which the Stockholders are a party or by which the XTC Common Stock may be bound or affected. For purposes of this Agreement, "Governmental Authority" means any foreign governmental authority, the United States of America, any state of the United States, and any political subdivision of any of the foregoing, and any agency, department, commission, board, bureau, court, or similar entity, having jurisdiction over the parties hereto or their respective assets or properties. For purposes of this Agreement, "Legal Requirement" means any law, statute, ordinance, writ, injunction, decree, requirement, order, judgment, rule, or regulation (or interpretation of any of the foregoing) of, and the terms of any license or permit issued by, any Governmental Authority.

    Section 3.4	Pending Claims.  There is no claim, suit, action or
proceeding, whether judicial, administrative or otherwise, pending or, to the best of the Stockholders' knowledge, threatened with respect to the transfer to Taurus of the XTC Common Stock owned by the Stockholders or the performance of this Agreement by the Stockholders.

     Section 3.5	Litigation.  No litigation is pending, or, to Stockholders'
knowledge, threatened, against Stockholders, or their assets or properties which seeks to restrain or enjoin the execution and delivery of this Agreement or any of the documents referred to herein or the consummation of any of the transactions contemplated hereby or thereby.  There are no judgments or outstanding orders, injunctions, decrees, stipulations or awards against the
Stockholders or any of their assets or properties.

     Section 3.6 	Brokerage Commission.  No broker or finder has acted
for the Stockholders in connection with this Agreement or the transactions contemplated hereby, and no person is entitled to any brokerage or finder's fee or compensation in respect thereof based in any way on agreements, arrangements or understandings made by or on behalf of the Stockholders.

     Section 3.7	Consents.  No permit, consent, approval or authorization of, or designation, declaration or filing with, any Governmental Authority or any other person or entity is required on the part of the Stockholders in connection with the execution and delivery by the Stockholders of this
Agreement or the consummation and performance of the transactions contemplated hereby.

     Section 3.8	Disclosure.  No representation or warranty of the
Stockholders contained in this Agreement (including the exhibits hereto) contains any untrue statement or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

                                   	ARTICLE IV
              	REPRESENTATIONS, WARRANTIES AND COVENANTS OF TAURUS

     Taurus hereby represents and warrants to the Stockholders as follows:

     Section 4.1	Organization and Corporate Status.  Taurus is a corporation
duly organized, validly existing, and in good standing under the laws of the
State of Colorado, with full power and authority and all necessary governmental and regulatory licenses, permits and authorizations to carry on the businesses in which it is engaged, to own the properties that it owns currently and will own at the Closing, and to perform its obligations under this Agreement.

      Section 4.2 	Authorization.  Taurus is a corporation with full
power, capacity, and authority to enter into this Agreement and perform the obligations contemplated hereby by and for itself. All action on the part of Taurus necessary for the authorization, execution, delivery and performance of this Agreement by Taurus has been taken or will be taken prior to the Closing.
 This Agreement, when duly executed and delivered in accordance with its terms, will constitute legal, valid, and binding obligations of Taurus enforceable against Taurus in accordance with its terms, except as may be limited by bankruptcy, insolvency, and other similar laws affecting creditors' rights generally or by general equitable principles.
Section 4.3	No Breaches or Defaults.  The execution, delivery, and
performance of this Agreement by Taurus does not: (i) conflict with, violate, or constitute a breach of or a default under, (ii) result in the creation or imposition of any lien, claim, or encumbrance of any kind upon the Taurus Common Stock, or (iii) require any authorization, consent, approval, exemption, or other action by or note to or filing with any third party or Governmental Authority under any provision of: (a) any applicable Legal Requirement, or (b) any credit or loan agreement, promissory note, or any other agreement or instrument to which Taurus is a party or by which the Taurus Common Stock may be bound or affected. For purposes of this Agreement, "Governmental Authority" means any foreign governmental authority, the United States of America, any state of the United States, and any political subdivision of any of the foregoing, and any agency, department, commission, board, bureau, court, or similar entity, having jurisdiction over the parties hereto or their respective assets or properties. For purposes of this Agreement, "Legal Requirement" means any law, statute, ordinance, writ, injunction, decree, requirement, order, judgment, rule, or regulation (or interpretation of any of the foregoing) of, and the terms of any license or permit issued by, any Governmental Authority.

    Section 4.4	Pending Claims.  There is no claim, suit, action or
proceeding, whether judicial, administrative or otherwise, pending or, to the best of Taurus knowledge, threatened with respect to the transfer to the Stockholders of the Taurus Common Stock or the performance of this Agreement by Taurus.


     Section 4.5	Consents.  No permit, consent, approval or authorization of, or designation, declaration or filing with, any Governmental Authority or any other person or entity
is required on the part of Taurus in connection with the execution and delivery by Taurus of this Agreement or the consummation and performance of the transactions contemplated hereby.

     Section 4.6	Financial Statements.  Taurus has delivered to the
Stockholders audited balance sheets of Taurus dated as of September 30, 1997 and related statements of income for the period covered, together with related notes and schedules thereto. Such financial statements fairly present the financial condition of Taurus as of the date thereof and for the period therein referred to.

    Section 4.7	Litigation.  No litigation is pending, or, to Taurus'
knowledge, threatened, against Taurus, or its assets or properties which seeks to restrain or enjoin the execution and delivery of this Agreement or any of the documents referred to herein or the consummation of any of the transactions contemplated hereby or thereby. There are no judgments or outstanding orders, injunctions, decrees, stipulations or awards against Taurus or any of its assets or properties.

     Section 4.8	Brokerage Commission.  No broker or finder has acted for
Taurus in connection with this Agreement or the transactions contemplated hereby, and no person is entitled to any brokerage or finder's fee or compensation in respect thereof based in any way on agreements, arrangements or understandings made by or on behalf of the Taurus.

     Section 4.9	 Disclosure.  No representation or warranty of Taurus
contained in this Agreement (including the exhibits hereto) contains any untrue statement or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

                                  	ARTICLE V
                             	CONDITIONS TO CLOSING

     Section 5.1	Conditions to the Obligations of Taurus.  The obligations of
Taurus to effect the transactions contemplated hereby are subject to the following conditions, any of which may be waived by it:

     (a)	The representations and warranties of the Stockholders set forth herein shall be true and correct on the Closing Date with the same force and effect as if they had been made on the Closing Date.

     Section 5.2	Conditions to the Obligations of the Stockholders.  The
obligations of the Stockholders to effect the transactions contemplated hereby are subject to the following conditions, any of which may be waived by them:

     (a)	The directors of Taurus shall have voted or consented to approve the exchange transaction contemplated herein in accordance with the corporate laws of the State of Colorado;

     (b)	The representations and warranties of Taurus set forth herein shall be true and correct on the Closing Date with the same force and effect as if they had been made on the Closing Date; and

	                                   ARTICLE VI
              	NATURE AND SURVIVAL OF REPRESENTATIONS AND WARRANTIES

     Section 6.1	Nature of Statements.  All statements contained herein, or
in any certificate or other written instrument delivered by or on behalf of Taurus or the Stockholders pursuant to this Agreement shall be deemed representations and warranties by Taurus or the Stockholders, as the case may be. No investigation by any party hereto nor failure by any party hereto, to make any investigation, shall constitute a waiver of any representation, warranty, covenant, or agreement of any party hereto, nor relieve such other party of any obligation with respect to the accuracy or fulfillment thereof.

     Section 6.2	Survival of Representations and Warranties.  Regardless of
any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect hereof, all covenants, agreements, representations, and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing and continue in effect thereafter for the maximum period allowed by law.

                                  ARTICLE VII
	                                MISCELLANEOUS

     Section 7.1	 Notices.  All communications required or permitted under
this Agreement shall be in writing and any communications or delivery hereunder shall be deemed to have been duly made if actually delivered or if mailed by registered or certified mail, postage prepaid, addressed to the party being notified as set forth below. Any party may, by written notice so delivered to the other, change the address to which delivery shall thereafter be made. Notices to the parties hereto shall be made at the addresses set forth below:

     (a)	If to Taurus, to:

         Taurus Entertainment Companies, Inc.
         2016 Main Street, Suite 109
         Houston, Texas 77002
         Attn: Mr. Eric Langan, President

     (b)	If to the Stockholders to:

         XTC Stockholders
         at their address reflected on Exhibit A



     Section 7.2	Entire Agreement.  This Agreement and any documents executed and delivered pursuant hereto constitute the entire agreement of the parties relating to the subject matter hereof, supersede all prior oral or written agreements, understandings, or arrangements with respect thereto, and may not be amended, supplemented, or terminated except by written instrument executed by the parties.

     Section 7.3  	Waiver.  Any waiver of any provision of this Agreement
shall be effective only if in writing, and no waiver of any provision of this Agreement shall constitute a waiver of any other provision of this Agreement, nor shall such waiver constitute a waiver of any subsequent breach of such provision.

     Section 7.4  	Assignment.  This Agreement shall be binding upon and
shall inure to the benefit of the parties and their respective successors and assigns and may not be assigned unless agreed to in writing by all parties hereto.

     Section 7.5  	Counterparts.  This Agreement may be executed in
multiple counterparts, each of which shall be deemed an original but all of which shall be deemed one instrument.

     Section 7.6  	Validity.  The invalidity or unenforceability of any
provision of this Agreement shall not effect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

     Section 7.7  	Governing Law.  This Agreement shall be construed and
enforceable under and in accordance and governed by the laws of the State of Texas.



IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed as of the day and year first above written.

                                   TAURUS ENTERTAINMENT COMPANIES, INC.

                                        /s/ Eric Langan
                                   By:	______________________________
                                        Eric Langan, President



                                      ERIC LANGAN, Stockholder

                                       /s/ Eric Langan
                                     ___________________________________


                                      MITCHELL WHITE, Stockholder

                                       /s/ Mitchell White
                                      ___________________________________

                                       	EXHIBIT A


                                     Shares of          				Shares of
Stockholder				                      XTC to Exchange	     		Taurus to Receive

Eric Langan	                        			475		              			249,375
2016 Main Street, Suite 109
Houston, Texas 77002


Mitchell White		                      	525				              	275,625
2016 Main Street, Suite 109
Houston, Texas 77002	               	_______		            		_________

Total		                            			1000              					525,000

                                    Being 100% of the
                                    outstanding shares of
                                    XTC Cabaret, Inc.

Exhibit 10.4


                            	EXCHANGE AGREEMENT


     This Exchange Agreement (the "Agreement") effective as of December 31, 1997, is made and entered into by Taurus Entertainment Companies, Inc., a Colorado corporation ("Taurus" or the "Corporation"), and the members (the "Members ") of Citation Land, L.L.C., a Texas limited liability company ("Citation Land"), listed on Exhibit A, who are all of the Members of Citation Land.

     WHEREAS, Taurus desires to acquire 100% of the Membership Interest (the "Membership Interest") of Citation Land in exchange for 2,500,000 shares of Taurus (the "Taurus Shares"); and

     WHEREAS, the Members collectively own 100% of the Membership Interest in Citation Land as evidenced by certificates of membership interest (the "Membership Certificates"); and

     WHEREAS, the Members desire to exchange their Membership Interests in Citation Land in exchange for an aggregate amount of 2,500,000 shares of Taurus; and

     WHEREAS, Taurus and the Members agree that it is in the best interest of Taurus and the Members to enter into the Agreement on the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements and the respective representations and warranties herein contained, and on the terms and subject to the conditions herein set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

                                  	ARTICLE I
                                  	EXCHANGE

     Section 1.1	Citation Land Membership Interest.  At the Closing (as
hereinafter defined) the Members shall transfer, convey and deliver to Taurus 1,084 shares of Citation Land

Membership Interest, which is 100% of the outstanding Membership Interest of Citation Land, and shall deliver to Taurus Membership Certificates representing such Membership Interests, duly endorsed to Taurus or accompanied by duly executed membership interest powers in form and substance satisfactory to Taurus. The transaction by which such transfer shall take place is hereinafter referred to as the "Exchange."

     Section 1.2	Taurus Entertainment Companies, Inc. Membership Interest.
At the Closing, in exchange for the Citation Land Membership Interest transferred to Taurus by the Members, Taurus shall deliver to the Members a total of 2,500,000 shares of Taurus Entertainment Companies, Inc., and shall deliver to the Members stock certificates representing such stock, all with restricted legend, in such amounts as set forth in Exhibit A.

                                  	ARTICLE II
                                 	THE CLOSING

     Section 2.1	Date and Time.  The Closing of the transaction contemplated
hereby (the "Closing") shall take place at 1:00 p.m. on December 31, 1997 (the
"Closing Date") at the offices of Axelrod, Smith & Kirshbaum, 5300 Memorial
Drive, Suite 700, Houston, Texas 77007, or at such other time and place as agreed upon among the parties hereto

                                   	ARTICLE III
	             REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE MEMBERS

The Members hereby each represent and warrant to Taurus as follows:

     Section 3.1	Ownership of the Citation Land Membership Interest.  Members
are the record and beneficial owners of and have good and marketable title to
100% of the outstanding Citation Land Membership Interest, each in the amounts as set forth in Exhibit A, free and clear of any adverse claims, liens, charges, encumbrances, security interests, rights of first refusal, proxies, voting agreements or trusts, options, shareholders' agreements, or restrictions (except those imposed by applicable securities laws).  Members have the complete and unrestricted right, power, and authority to transfer the
Citation Land Membership Interest to Taurus.  Upon consummation of this
Agreement, Taurus will hold all record and beneficial rights, titles, and interests in and to the Citation Land Membership Interest and have good and marketable title to the Citation Land Membership Interest, free and clear of any adverse claims, liens, charges, encumbrances, security interests, rights of first refusal, proxies, voting agreements or trusts, options, shareholders'
agreements, or restrictions (except those imposed by applicable securities laws).

     Section 3.2	Authorization.  Each of the Members is a person of full age
of majority, with full power, capacity, and authority to enter into this
Agreement and perform the obligations contemplated hereby by and for himself and his spouse.  All action on the part of the Members necessary for the authorization, execution, delivery and performance of this Agreement by the
Members has been taken and will be taken prior to the Closing.  This
Agreement, when duly executed and delivered in accordance with its terms, will constitute legal, valid, and binding obligations of the Members enforceable against the Members in accordance with its terms, except as may be limited by bankruptcy, insolvency, and other similar laws affecting creditors' rights generally or by general equitable principles.

     Section 3.3	No Breaches or Defaults.  The execution, delivery, and
performance of this Agreement by the Members does not: (i) conflict with, violate, or constitute a breach of or a default under, (ii) result in the creation or imposition of any lien, claim, or encumbrance of any kind upon any of the Citation Land Membership Interest pursuant to the terms of, or (iii) require any authorization, consent, approval, exemption, or other action by or note to or filing with any third party or Governmental Authority under any provision of: (a) any applicable Legal Requirement, or (b) any credit or loan agreement, promissory note, or any other agreement or instrument to which the Members are a party or by which the Citation Land Membership Interest may be bound or affected. For purposes of this Agreement, "Governmental Authority" means any foreign governmental authority, the United States of America, any state of the United States, and any political subdivision of any of the foregoing, and any agency, department, commission, board, bureau, court, or similar entity, having jurisdiction over the parties hereto or their respective assets or properties.
 For purposes of this Agreement, "Legal Requirement" means any law, statute, ordinance, writ, injunction, decree, requirement, order, judgment, rule, or regulation (or interpretation of any of the foregoing) of, and the terms of any license or permit issued by, any Governmental Authority.

      Section 3.4	Pending Claims.  There is no claim, suit, action or
proceeding, whether judicial, administrative or otherwise, pending or, to the best of the Members' knowledge, threatened with respect to the transfer to Taurus of the Citation Membership Interest owned by the Members or the performance of this Agreement by the Members.

      Section 3.5	Litigation.  No litigation is pending, or, to Members'
knowledge, threatened, against Members, or their assets or properties which seeks to restrain or enjoin the execution and delivery of this Agreement or any of the documents referred to herein or the consummation of any of the transactions contemplated hereby or thereby. There are no judgments or outstanding orders, injunctions, decrees, stipulations or awards against the Members or any of their assets or properties.

     Section 3.6 	Brokerage Commission.  No broker or finder has acted
for the Members in connection with this Agreement or the transactions contemplated hereby, and no person is entitled to any brokerage or finder's fee or compensation in respect thereof based in any way on agreements, arrangements or understandings made by or on behalf of the Members.

     Section 3.7	Consents.  No permit, consent, approval or authorization of, or designation, declaration or filing with, any Governmental Authority or any other person or entity is required on the part of the Members in connection with the execution and delivery by the Members of this Agreement or the consummation and performance of the transactions contemplated hereby.

     Section 3.8	Disclosure.  No representation or warranty of the Members
contained in this Agreement (including the exhibits hereto) contains any untrue statement or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

                                   	ARTICLE IV
	                REPRESENTATIONS, WARRANTIES AND COVENANTS OF TAURUS

Taurus hereby represents and warrants to the Members as follows:
Section 4.1	Organization and Corporate Status.  Taurus is a corporation
duly organized, validly existing, and in good standing under the laws of the State of Colorado, with full power and authority and all necessary governmental and regulatory licenses, permits and authorizations to carry on the businesses in which it is engaged, to own the properties that it owns currently and will own at the Closing, and to perform its obligations under this Agreement.

     Section 4.2 	Authorization.  Taurus is a corporation with full
power, capacity, and authority to enter into this Agreement and perform the obligations contemplated hereby by and for itself. All action on the part of Taurus necessary for the authorization, execution, delivery and performance of this Agreement by Taurus has been taken or will be taken prior to the Closing.

This Agreement, when duly executed and delivered in accordance with its terms, will constitute legal, valid, and binding obligations of Taurus enforceable against Taurus in accordance with its terms, except as may be limited by bankruptcy, insolvency, and other similar laws affecting creditors' rights generally or by general equitable principles.

     Section 4.3	No Breaches or Defaults.  The execution, delivery, and
performance of this Agreement by Taurus does not: (i) conflict with, violate, or constitute a breach of or a default under, (ii) result in the creation or imposition of any lien, claim, or encumbrance of any kind upon the Taurus Shares, or (iii) require any authorization, consent, approval, exemption, or other action by or note to or filing with any third party or Governmental Authority under any provision of: (a) any applicable Legal Requirement, or
(b) any credit or loan agreement, promissory note, or any other agreement or instrument to which Taurus is a party or by which the Taurus Shares may be bound or affected. For purposes of this Agreement, "Governmental Authority" means any foreign governmental authority, the United States of America, any state of the United States, and any political subdivision of any of the foregoing, and any agency, department, commission, board, bureau, court, or similar entity, having jurisdiction over the parties hereto or their respective assets or properties. For purposes of this Agreement, "Legal Requirement" means any law, statute, ordinance, writ, injunction, decree, requirement, order, judgment, rule, or regulation (or interpretation of any of the foregoing) of, and the terms of any license or permit issued by, any Governmental Authority.

     Section 4.4	Pending Claims.  There is no claim, suit, action or
proceeding, whether judicial, administrative or otherwise, pending or, to the best of Taurus knowledge, threatened with respect to the transfer to the Members of the Taurus Shares or the performance of this Agreement by Taurus.

Section 4.5	Consents.  No permit, consent, approval or authorization of, or designation, declaration or filing with, any Governmental Authority or any other person or entity is required on the part of Taurus in connection with the execution and delivery by Taurus of this Agreement or the consummation and performance of the transactions contemplated hereby.
     Section 4.6	Financial Statements.  Taurus has delivered to the Members
audited balance sheets of Taurus dated as of September 30, 1997 and related statements of income for the period covered, together with related notes and schedules thereto. Such financial statements fairly present the financial condition of Taurus as of the date thereof and for the period therein referred
to.
     Section 4.7	Litigation.  No litigation is pending, or, to Taurus'
knowledge, threatened, against Taurus, or its assets or properties which seeks to restrain or enjoin the execution and delivery of this Agreement or any of the documents referred to herein or the consummation of any of the transactions contemplated hereby or thereby. There are no judgments or outstanding orders, injunctions, decrees, stipulations or awards against
Taurus or any of its assets or properties.
     Section 4.8	Brokerage Commission.  No broker or finder has acted for
Taurus in connection with this Agreement or the transactions contemplated hereby, and no person is entitled to any brokerage or finder's fee or compensation in respect thereof based in any way on agreements, arrangements or understandings made by or on behalf of the Taurus.

     Section 4.9	 Disclosure.  No representation or warranty of Taurus
contained in this Agreement (including the exhibits hereto) contains any untrue statement or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

	                                     ARTICLE V
                               	CONDITIONS TO CLOSING

      Section 5.1	Conditions to the Obligations of Taurus.  The obligations of
Taurus to effect the transactions contemplated hereby are subject to the following conditions, any of which may be waived by it:
     (a)	The representations and warranties of the Members set forth herein shall be true and correct on the Closing Date with the same force and effect as if they had been made on the Closing Date.

     Section 5.2	Conditions to the Obligations of the Members.  The
obligations of the Members to effect the transactions contemplated hereby are subject to the following conditions, any of which may be waived by them:

     (a)	The directors of Taurus shall have voted or consented to approve the exchange transaction contemplated herein in accordance with the corporate laws of the State of Colorado;

     (b)	The representations and warranties of Taurus set forth herein shall be true and correct on the Closing Date with the same force and effect as if they had been made on the Closing Date; and

                                  	ARTICLE VI
           	NATURE AND SURVIVAL OF REPRESENTATIONS AND WARRANTIES

     Section 6.1	Nature of Statements.  All statements contained herein, or
in any certificate or other written instrument delivered by or on behalf of Taurus or the Members pursuant to this Agreement shall be deemed representations and warranties by Taurus or the Members, as the case may be.
No investigation by any party hereto nor failure by any party hereto, to make any investigation, shall constitute a waiver of any representation, warranty, covenant, or agreement of any party hereto, nor relieve such other party of any obligation with respect to the accuracy or fulfillment thereof.

     Section 6.2	Survival of Representations and Warranties.  Regardless of
any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect hereof, all covenants, agreements, representations, and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing and continue in effect thereafter for the maximum period allowed by law.
                                    	ARTICLE VII
	                                   MISCELLANEOUS
     Section 7.1	 Notices.  All communications required or permitted under
this Agreement shall be in writing and any communications or delivery hereunder shall be deemed to have been duly made if actually delivered or if mailed by registered or certified mail, postage prepaid, addressed to the party being notified as set forth below. Any party may, by written notice so delivered to the other, change the address to which delivery shall thereafter be made.  Notices to the parties hereto shall be made at the addresses set forth below:
     (a)	If to Taurus, to:

         Taurus Entertainment Companies, Inc.
         2016 Main Street, Suite 109
         Houston, Texas 77002
         Attn: Mr. Eric Langan, President

     (b)	If to the Members to:

         Citation Land Members
         at their address reflected on Exhibit A


     Section 7.2	Entire Agreement.  This Agreement and any documents executed and delivered pursuant hereto constitute the entire agreement of the parties relating to the subject matter hereof, supersede all prior oral or written agreements, understandings, or arrangements with respect thereto, and may not be amended, supplemented, or terminated except by written instrument executed by the parties.

     Section 7.3  	Waiver.  Any waiver of any provision of this Agreement
shall be effective only if in writing, and no waiver of any provision of this Agreement shall constitute a waiver of any other provision of this Agreement, nor shall such waiver constitute a waiver of any subsequent breach of such provision.
     Section 7.4  	Assignment.  This Agreement shall be binding upon and
shall inure to the benefit of the parties and their respective successors and assigns and may not be assigned unless agreed to in writing by all parties hereto.
     Section 7.5  	Counterparts.  This Agreement may be executed in
multiple counterparts, each of which shall be deemed an original but all of which shall be deemed one instrument.
     Section 7.6  	Validity.  The invalidity or unenforceability of any
provision of this Agreement shall not effect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.
     Section 7.7  	Governing Law.  This Agreement shall be construed and
enforceable under and in accordance and governed by the laws of the State of Texas.



IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed as of the day and year first above written.

                                     TAURUS ENTERTAINMENT COMPANIES, INC.

                                            /s/ Eric Langan
                                     By:	______________________________
                                          Eric Langan, President


                                          ERIC LANGAN, Member

                                           /s/ Eric Langan
                                          _____________________________


                                          RALPH McELROY, Member

                                           /s/ Ralph McElroy
                                          _____________________________

                                	EXHIBIT A

                              Units of Membership
                              Interest of Citation		    	  Shares of
Members				                   Land, L.L.C. to Exchange		   Taurus to Receive

Eric Langan		                 		500			                    		1,153,137
2016 Main Street, Suite 109
Houston, Texas 77002


Ralph McElroy		                	584                    					1,346,863
2016 Main Street, Suite 109
Houston, Texas 77002		         _______	                  			_________

Total			                    		1,084	                    				2,500,000

                              Being 100% of the
                              outstanding Membership
                              Interest of Citation Land, L.L.C.